ASSUMPTION OF LIABILITIES


THIS  ASSUMPTION  OF  LIABILITIES  is  made  this  ____  day   of
_________, 1997 by and between Microcare, Inc., an Indiana corporation ("Seller No. 1"), Microcare Computer Services, Inc., an Indiana corporation ("Seller No. 2") and Pomeroy Computer Resources, Inc., a Delaware corporation, ("Purchaser").

WHEREAS, pursuant to an Asset Purchase Agreement dated July 24th, 1997 (the "Agreement") by, between and among Purchaser and Seller No. 1, Seller No. 2 and Robert L. Versprille, Purchaser wishes to assume certain obligations of Seller No 1 and Seller No. 2;

NOW, THEREFORE, pursuant to the Agreement and in consideration of the premises, and for good and valuable consideration, the receipt of which is hereby acknowledged;

1.   Assumption of Liabilities of Seller No. 1

      Purchaser hereby accepts, assumes and agrees to pay and perform the obligations of Seller No. 1 as set forth on Exhibit "1" attached hereto and made a part hereof. Purchaser agrees to indemnify and hold Seller No. 1 harmless from any liability with respect to such assumed obligations.

2.   Assumption of Liabilities of Seller No. 2

      Purchaser hereby accepts, assumes and agrees to pay and perform the obligations of Seller No. 2 as set forth on Exhibit "1" attached hereto and made a part hereof. Purchaser agrees to indemnify and hold Seller No. 2 harmless from any liability with respect to such assumed obligations.

3.   Excluded Liabilities

      Purchaser shall not assume or be liable for any liabilities of Seller No. 1 and/or Seller No. 2 not listed on Exhibit "1" attached hereto and made part hereof.

4.   The Agreement

     Nothing contained in this Assumption of Liabilities shall be deemed to supersede, restrict, impair, diminish, enlarge or expand in any respect any of the obligations, agreements, covenants or warranties of Seller No. 1, Seller No. 2 or Purchaser contained in the Agreement. All terms used in this Assumption of Liabilities shall have the meaning defined in the Agreement.

      IN WITNESS WHEREOF, the parties hereto have caused this Assumption of Liabilities to be executed in their names on the date first above written.

                                  MICROCARE,  INC.,  an   Indiana
corporation


                                By: _____________________________
                                       Robert    L.   Versprille,
President

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                                  MICROCARE  COMPUTER   SERVICES,
INC., an Indiana corporation


                                By: _____________________________
                                       Robert    L.   Versprille,
President


                                POMEROY COMPUTER RESOURCES, INC.,
                                a Delaware corporation


                                By: _____________________________



STATE OF OHIO       )
                    ) SS:
COUNTY OF HAMILTON  )

      The  foregoing instrument was acknowledged before  me  this
____  day of ________, 1997 by Robert L Versprille, President  of
Microcare,  Inc.  an  Indiana  corporation,  on  behalf  of   the
corporation.


                                _________________________________
                                NOTARY PUBLIC



STATE OF OHIO       )
                    ) SS:
COUNTY OF HAMILTON  )

      The foregoing instrument was acknowledged before me this ____ day of ________, 1997 by Robert L Versprille, President of
Microcare Computer Services, Inc. an Indiana corporation, on behalf of the corporation.


                                _________________________________
                                NOTARY PUBLIC

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

STATE OF OHIO       )
                    ) SS:
COUNTY OF HAMILTON  )

      The foregoing instrument was acknowledged before me this ____ day of _______, 1997 by ______________________, _________ of
Pomeroy Computer Resources Inc., a Delaware corporation, on behalf of the corporation.


                                _________________________________
                                NOTARY PUBLIC













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71055
                                   EXHIBIT "1"

                    ASSUMED LIABILITIES OF
                         MICROCARE, INC.

      1. Purchaser shall pay off the debt on certain vehicles being transferred to it in the amount of $12,457.48 as of the date hereof and shall assume Seller No. 1's deferred service contract liability in the amount of $31,405.00 as of July 24, 1997.

      2. Purchaser shall assume and pay, perform and discharge when due all of Seller No. 1's employees' accrued vacation time, which on the date of July 24, 1997 is $13,357.38.


      3. Purchaser shall assume and pay, perform and discharge when due the following:

     (a) All the obligations and liabilities of Seller No. 1 and Seller No. 2 arising after the Closing under the contracts described in Sections 2.2 and 2.3 of the Agreement; and

      (b) Seller No. 1's obligations and liabilities under executory contracts arising after the Closing relating to Seller No. 1's Yellow Pages advertisements (projected to cost Twelve Thousand Six Hundred Eighteen Dollars ($12,618.00) for the period August, 1997 through July, 1998) and Centrix agreements.

      (c) All product warranty liabilities and obligations of Seller No. 1 arising after Closing with respect to products assembled, manufactured, distributed or sold on or prior to the Closing Date up to a maximum aggregate liability of $2,000.00.

      (d) All future liabilities for merchandise in transit F.O.B. shipping point which has not been received and/or entered into inventory by Seller No. 1 or Seller No. 2 as of the Closing and for which no bill has been posted by Seller No. 1 or Seller No. 2 as of Closing.

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